EXHIBIT 99.2
                                                                    ------------

PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
Jeffrey D. Saferstein (JS/5339)
Erica Weinberger (EW/1411)
1285 Avenue of the Americas
New York, New York 10019-6064
Telephone:  (212) 373-3000
Attorneys for Debtor in Possession


UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-------------------------------------------x
                                           :        Chapter 11
In re:                                     :        Case No. 02-16213 (ALG)
                                           :
ACTRADE CAPITAL, INC.                      :
                                           :
                                 Debtor.   :
                                           :
-------------------------------------------x





                         MONTHLY OPERATING STATEMENT FOR
                     THE PERIOD MAY 1, 2003 TO MAY 31, 2003
                     --------------------------------------

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

                                              CHAPTER 11 CASE NO. 02-16213 (ALG)



                              ACTRADE CAPITAL, INC.
================================================================================
                                     DEBTOR


                         Monthly Operating Statement For
                     The Period May 1, 2003 to May 31, 2003
                     --------------------------------------


DEBTOR'S ADDRESS:
-----------------
Actrade Capital, Inc.
200 Cottontail Lane
Vantage Court South
Somerset, NJ 08873

                                           Monthly Disbursements:    $ 3,371,000
                                                                     ===========


DEBTOR'S ATTORNEY:
------------------
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019

                                           Monthly After Tax Loss:  $(2,518,000)
                                                                     ===========


              The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that to the best of my knowledge, information and belief, the information contained therein accurately reflects, on an unconsolidated basis, information contained in the Debtor's books and records and public filings. As stated in previous disclosures, no assurances can be given and no reliance should be made, on the Debtor's books and records, and on the information contained in the Debtor's public filings.

              The undersigned also verifies that, to the best of his knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.



DATE:  June 13, 2003                             By: /s/ Richard F. McCormick
                                                     ------------------------
                                                     Richard F. McCormick
                                                     Vice President
                                                     Actrade Capital, Inc.



Indicate if this is an amended statement by checking here

                                                  Amended Statement   [_]

                              ACTRADE CAPITAL, INC.
                      (DEBTOR-IN-POSSESSION) BALANCE SHEET
                                  MAY 31, 2003
                             (DOLLARS IN THOUSANDS)



ASSETS

CURRENT ASSETS:
     Cash                                                             $ 14,577
     Trade acceptance drafts receivable (net of deferred income
       and allowance for doubtful accounts of $338 and $22,570)          6,799

     Deferred income tax assets                                          7,460
     Other current assets                                                  457
                                                                     ----------
         Total Current Assets                                           29,293

PROPERTY AND EQUIPMENT, NET                                                109

DEFERRED INCOME TAX ASSETS                                                 214

OTHER ASSETS                                                                 9
                                                                     ----------

TOTAL ASSETS                                                          $ 29,625
                                                                     ==========

LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES NOT SUBJECT TO COMPROMISE:
CURRENT LIABILITIES:
     Accounts payable                                                    $ 370
     Accrued expenses                                                      168
     Income taxes payable                                                3,904
                                                                     ----------
         Total Current Liabilities                                       4,442
                                                                     ----------

DUE TO PARENT, SUBSIDIARIES AND AFFILIATES                              50,707

LIABILITIES SUBJECT TO COMPROMISE:
     Accounts payable                                                       54
     Accrued expenses                                                       15
                                                                     ----------
         Total Current Liabilities Subject to Compromise                    69
                                                                     ----------
      Total Liabilities                                                 55,218
                                                                     ----------

STOCKHOLDERS' DEFICIT:
     Common stock                                                            -
     Additional paid in capital                                             10
     Accumulated deficit                                               (25,603)
                                                                     ----------

      Total Stockholders' Deficit                                      (25,593)
                                                                     ----------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                           $ 29,625
                                                                     ==========


                       See Notes to Financial Statements

                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                            STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)

                                                                               FOR THE PERIOD
                                                                             DECEMBER 13, 2002
                                                             MONTH ENDED         THROUGH
                                                            MAY 31, 2003       MAY 31, 2003
                                                            ------------     -----------------
Revenue - Trade acceptance drafts                             $   139             $   951

Operating Expenses:
     General and administrative expenses                          487               2,848
     Bad debt                                                     673                 844
     Interest expense                                              --                  10
                                                              -------             -------
Total Operating Expenses                                        1,160               3,702
                                                              -------             -------

Loss before reorganization items and income tax benefit        (1,021)             (2,751)
                                                              -------             -------

Reorganization items:
     Professional fees                                           (482)             (3,109)
     Interest earned on accumulated cash resulting
       from Chapter 11 proceeding                                   6                  36
                                                              -------             -------

                                                                 (476)             (3,073)
                                                              -------             -------

Loss before (provision for income taxes) income tax benefit    (1,497)             (5,824)

(Provision for income taxes) income tax benefit                (1,021)                793
                                                              -------             -------

Net loss                                                      $(2,518)            $(5,031)
                                                              =======             =======


                       See Notes to Financial Statements

                              ACTRADE CAPITAL, INC.
                 (DEBTOR-IN-POSSESSION) STATEMENT OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                                         FOR THE PERIOD
                                                                                       DECEMBER 13, 2002
                                                                       MONTH ENDED          THROUGH
                                                                       MAY 31, 2003       MAY 31, 2003
                                                                       ------------    -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  NET LOSS                                                               $ (2,518)         $ (5,031)
  ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH PROVIDED BY
    (USED IN) OPERATING ACTIVITIES:
         DEPRECIATION AND AMORTIZATION                                        109               517
         BAD DEBT                                                             673               844
         DEFERRED INCOME                                                      (86)             (156)
         DEFERRED INCOME TAX BENEFIT                                        1,655             1,446

CHANGES IN OPERATING ASSETS AND LIABILITIES:
       TRADE ACCEPTANCE DRAFTS RECEIVABLE                                   1,967               216
       OTHER CURRENT ASSETS                                                   127              (129)
       ACCOUNTS PAYABLE                                                      (381)              370
       ACCRUED EXPENSES                                                       356             1,289
       DUE TO PARENT, SUBSIDIARIES AND AFFILIATES                           2,182             1,642
       INCOME TAXES PAYABLE                                                  (606)           (2,366)
                                                                      ------------    --------------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES BEFORE
   REORGANIZATION ITEMS                                                     3,478            (1,358)

OPERATING CASH FLOW FROM REORGANIZATION ITEMS -
     BANKRUPTCY RELATED PROFESSIONAL FEES PAID                               (420)           (1,558)
                                                                      ------------    --------------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                         3,058            (2,916)
                                                                      ------------    --------------

NET INCREASE (DECREASE) IN CASH DURING THE PERIOD                           3,058            (2,916)

CASH BALANCE AT BEGINNING OF PERIOD                                        11,519            17,493
                                                                      ------------    --------------

CASH BALANCE AT END OF PERIOD                                             $14,577           $14,577
                                                                      ============    ==============


                       See Notes to Financial Statements

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                  MAY 31, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 1.  BASIS OF PRESENTATION

The accompanying unaudited financial statements of Actrade Capital, Inc. have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. These financial statements include intercompany balances that would be eliminated, in accordance with generally accepted accounting principles, when the results of Actrade Capital, Inc. are consolidated with its parent and all of its wholly owned subsidiaries or affiliates.


NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

Financial Reporting For Bankruptcy Proceedings - In connection with the bankruptcy proceedings, the Company is required to report in accordance with the American Institute of Certified Public Accountant's Statement of Position 90-7 "Financial Reporting by Entities in Reorganizations under the Bankruptcy Code" (SOP 90-7"). SOP 90-7 requires, among other things, (i) that pre-petition liabilities that are subject to compromise be segregated in the Company's balance sheet as liabilities subject to compromise and (ii) the identification of all transactions and events that are directly associated with the reorganization of the Company in Statement of Operations.


NOTE 3.  PETITION FOR RELIEF UNDER CHAPTER 11

On December 12, 2002, Actrade Capital, Inc. (the "Debtor"), filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Under Chapter 11, actions to enforce certain claims against the Debtor in existence prior to the filing of the Chapter 11 petition are stayed while the Debtor continues business operations as a debtor-in-possession. These claims are reflected in the May 31, 2003, balance sheet as "liabilities subject to compromise." Additional claims (liabilities subject to compromise) may arise subsequent to the filing date resulting from rejection of executory contracts or leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Actions by creditors whose claims are secured against the Debtor's assets ("Secured Claims") also are stayed, although the holders of such claims have the right to move the court for relief from the stay. Secured Claims are secured primarily by the liens on Debtor's Trade Acceptance Drafts receivable.

The Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain of its prepetition obligations, including wages and other employee benefits.

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                                  MAY 31, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 4.  REORGANIZATION COSTS

Reorganization costs include professional fees and other related expenses attributable to the filings.


NOTE 5.  INTERCOMPANY TRANSACTIONS

Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of Actrade Capital, Inc. are consolidated with its parent and all of its wholly owned subsidiaries or affiliates. The intercompany balances that are included on the accompanying financial statements under the caption of Due to Parent, Subsidiaries and Affiliates amounted to $50,707 at May 31, 2003.


NOTE 6.  SUPPLEMENTAL FINANCIAL INFORMATION

Actrade Capital, Inc. is the operating entity, which recognized and paid all operating expenses including professional fees and other related expenses attributable to the reorganization filings for itself and its parent, Actrade Financial Technologies Ltd. Actrade Capital, Inc. charged back to Actrade Financial Technologies Ltd. through intercompany accounts for its share of outstanding liabilities as of May 31, 2003 since Actrade Financial Technologies Ltd is legally obligated for these outstanding liabilities. Actrade Capital, Inc. paid approximately $1,558 for professional fees and other related expenses attributable to the reorganization during the period from December 13, 2002 through May 31, 2003.


NOTE 7.  PRESS RELEASE DATED MARCH 26, 2003   ANNOUNCES ADDITIONAL DEVELOPMENTS

The Company's Board of Directors has determined to pursue a sale of the company as a going concern, among other alternatives, to maximize value for all of the Company's creditors and stockholders.


NOTE 8.  PRESS RELEASE DATED JUNE 10, 2003 ANNOUNCES ADDITIONAL DEVELOPMENTS

Actrade Financial Technologies, LTD ("Actrade" or the "Company") announced on June 10, 2003 that, effective immediately, Actrade and all of its subsidiaries will cease writing any new business and will not issue new Trade Acceptance Drafts. Actrade also announced that it will promptly seek to reduce operating expenses, while focusing primarily on collecting the Company's outstanding TADs receivable, and on the sale process described below.

The Company also announced that, pursuant to its previously announced plan to seek to maximize value for all of the Company's creditors and stockholders , it is, with the assistance of its financial advisor, Anderson, Weinroth & Partners, LLC, continuing to pursue a sale of the Company. Although the Company is engaged in discussions with potential buyers, there can be no assurance that the Company will consummate a sale transaction.

                                                                       EXHIBIT 1
                                                                       ---------


                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                        SUMMARY OF MONTHLY DISBURSEMENTS
                                  MAY 31, 2003
                             (DOLLARS IN THOUSANDS)

                                                                                         TOTAL MONTHLY
                                                                    INTERCOMPANY         DISBURSEMENTS
                                               TOTAL MONTHLY        DISBURSEMENTS          EXCLUDING
DEBTOR COMPANY             CASE NUMBER         DISBURSEMENTS      INCLUDED IN TOTAL       INTERCOMAPNY
--------------             -----------         -------------      -----------------      -------------
Actrade Capital, Inc.      02-16213 (ALG)          $ 3,371            $ -                    $ 3,371
                                                -----------         -----------            -----------
                                                   $ 3,371            $ -                    $ 3,371
                                                ===========         ===========            ===========